EQUINOX FUNDS TRUST

(THE “TRUST”)

EQUINOX ABRAHAM STRATEGY FUND

EQUINOX ABSOLUTE RETURN PLUS STRATEGY FUND

EQUINOX ECLIPSE STRATEGY FUND

EQUINOX JOHN LOCKE STRATEGY FUND

EQUINOX QCM STRATEGY FUND EQUINOX

EQUINOX TIVERTON STRATEGY FUND

(THE “FUNDS”)

Supplement dated November 22, 2013 to the Prospectus and Statement of Additional Information (“SAI”) for the Funds dated February 1, 2013, as amended from time to time

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Funds. The plan of liquidation provides that each Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of such Fund’s shareholders of record. Final liquidation of the Funds will occur on or about December 9, 2013.

The Funds will cease accepting purchase orders and will be closed to all new and existing investors on November 22, 2013.

Shareholders of the Funds may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable redemption fees will be waived for redemptions of shares of the Funds that occur after the date of this supplement. Liquidation proceeds will be paid in cash at a Fund’s applicable net asset value per share.

As the liquidation of the Funds approaches, the Funds’ investment adviser is expected to increase the portion of each Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect a Fund’s yield. The impending liquidation of the Funds may result in large redemptions, which could adversely affect a Fund’s expense ratio, expense limitations are expected to be maintained. Also, as the Funds’ liquidation approaches, the Funds will cease to pursue their respective investment objectives.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Funds may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Funds’ prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Funds’ liquidation and the tax consequences to the shareholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE